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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): December 12, 1997




                               Walbro Corporation
                   -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                Delaware                                 0-6955                             38-1358966
      -----------------------------                  ---------------                   -------------------
       (State or Other Jurisdiction                    (Commission                        (IRS Employer
            of incorporation)                         File Number)                      Identification No.



                     6242 Garfield Street, Cass City, Michigan                                48726
                     -----------------------------------------                                -----
                      (Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code (517) 872-2131

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ITEM 5.  OTHER EVENTS.

On December 12, 1997, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing its issuance of $100 million in aggregate principal amount of its 10-1/8% Senior Notes due 2007. The information contained in this press release is incorporated herein by reference.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

      (c)     Exhibits.

              99.1         Press Release of Registrant dated December 12, 1997










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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Walbro Corporation


Dated:  December 12, 1997                          By:   /s/ MICHAEL A. SHOPE
                                                         -----------------------
                                                         Michael A. Shope
                                                         Chief Financial Officer













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                                 Exhibit Index


      Exhibit #                                     Item
      ---------                                     ----

        99.1                 Press Release of Registrant dated December 12, 1997